# FG FINANCIAL GROUP INC.

Common Stock: FGF
8% Preferred: FGFPP

January 2023

# SAFE HARBOR

**Cautionary Statements**

This document is provided to assist investors and prospective investors in evaluating FG Financial Group, Inc. (the "Company") and may not contain all of the information that you consider necessary for an investment decision. The Company files Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which set forth risks associated with an investment in the Company, as well as Current Reports on Form 8-K, proxy statements, and other information about the Company (the "SEC Reports"), with the Securities and Exchange Commission. You may access these reports and such other information at our website, www.fgfinancial.com. This presentation is not an offer to sell or a solicitation of an offer to buy securities.

**Forward-looking statements**

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "budget," "can," "contemplate," "continue," "could," "envision," "estimate," "expect," "evaluate," "forecast," "goal," "guidance," "indicate," "intend," "likely," "may," "might," "outlook," "plan," "possibly," "potential," "predict," "probable," "probably," "pro-forma," "project," "seek," "should," "target," "view," "will," "would," "will be," "will continue," "will likely result" or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company's future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current assumptions, estimates, expectations, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Factors that may cause actual circumstances or results to differ from our assumptions, estimates, expectations, and projections are described in the SEC Reports.

# IT ALL STARTS WITH A CAPITAL ALLOCATION PHILOSOPHY.

"***Grow intrinsic value*** per share with a ***long-term focus*** using ***fundamental research,*** allocating capital to ***asymmetric risk/reward*** opportunities."

FG Financial Group is a ***reinsurance and asset management holding company*** focused on collateralized and loss capped reinsurance and merchant banking that allocates capital in partnership with Fundamental Global®

# INVESTMENT HIGHLIGHTS

Growing Reinsurance, Asset Management and Merchant Banking businesses with experienced management team

- **Momentum building flywheel strategy** of Reinsurance, Asset Management and Merchant Banking supports **long-term value creation**
- Growing reinsurance business in a hard market experiencing continued **upward pressure on reinsurance rates**
- **Merchant Banking** division builds upon our success in reinsurance and SPACs
- Several initiatives to **grow assets under management** underway
- Reinsurance, Asset Management and Merchant Banking **team focused on capital allocation** and **asymmetrical risk/reward** opportunities

# FG FINANCIAL STRATEGY

Evolving capital allocation model focused on asymmetric risk/reward opportunities

## RESTRUCTURE 2019

**Completed Sale** of P&C insurance operations

**Announced** new business strategy

## FOCUS 2020

**New CEO** Larry Swets

**Name Change to** FG Financial Group, Inc.

**Launched** Reinsurance Business

**Funded** FG Special Situations Fund

**First SPAC:** FG New America Acquisition Corp.

## GROW 2021

**Launched** FG SPAC Platform

**de-SPAC Completed:** FG New America Acquisition Corp. merged with OppFi (leading FinTech firm)

**de-SPAC Completed:** Aldel Financial merged with Hagerty (leading specialty insurer)

**Second Reinsurance Contract**

## GROW 2022

**Continue to grow** FG SPAC Platform:

- **SPAC IPOs Completed:** FG Merger Corp.
- FG Acquisition Corp.

**Continue to grow** number of Reinsurance contracts

**Launch** D&O Insurance Business

**Grow** Merchant Banking & Assets Under Management

# FG FINANCIAL GROUP TEAM

## Led by experienced capital allocators and operators in both public and private markets



### KYLE CERMINARA, CFA
Chairman

- Co-Founder and CEO of Fundamental Global (FG)
- Former Buyside at T. Rowe Price, Point72 and Highside
- *Institutional Investor Magazine* "Best of the Buyside" for the financial services sector in 2006



### LARRY G. SWETS, JR., CFA
Chief Executive Officer

- Founded Itasca Financial and sold to Kingsway Financial Services, where he became CEO
- Merchant Banker with public company executive and board experience including GreenFirst Forest Products, FG Financial Group and Limbach Holdings



### JOE MOGLIA
Senior Advisor

- Former Chairman and CEO of TD Ameritrade and former executive at Merrill Lynch
- Grew TD Ameritrade from $700 million market cap to $20 billion+ market cap and sold to Charles Schwab
- Chair of Athletics and Former Head Football Coach at Coastal Carolina University
- Co-Founder of Fundamental Global (FG)

# FG FINANCIAL GROUP STRATEGY

We look at the business from a long-term (5-10 years) vantage point

The FG Financial Group Flywheel



Write Opportunistic Reinsurance
Expand Merchant Banking Activities
Grow Assets Under Management

# FG REINSURANCE PLATFORM

## Conservative capital allocation philosophy to drive value

- Focus on reinsurance contracts with unique risk/reward characteristics
- Capital allocation mindset enables us to be patient
- Risk management through experienced underwriting of collateralized and loss capped reinsurance
- Complementary to Merchant Banking

# FG REINSURANCE PLATFORM

Seven contracts written and cultivating options for additional contracts

- Led by experienced reinsurance team
- Seven reinsurance contracts written
- Contracts include quota shares with an independent specialist insurance and reinsurance syndicate at Lloyd's and a leading Insurtech carrier


FG Reinsurance Ltd
Cayman - Class B (iii) Insurer
Funds at Lloyd's "FAL" (2 contracts)
Insurtech Carrier (2 contracts)
US Homeowners
US Property Cat
Hired/ Non-Owned Auto
Future Contracts

# D&O LIABILITY OPPORTUNITY

## Representative of how team evaluates capital allocation opportunities

- Disruption in SPAC D&O insurance market has created opportunity
- Potential in small-cap and micro-cap company D&O insurance
- Risk-Assuming Entity being formed and licensed
- Reinsurance risk looks compelling
- Leverages our understanding of SPACs
- Evaluating capital commitment

# MERCHANT BANKING

Leveraging the team's skillset across a larger universe of opportunities

- Strategy is natural progression which **builds upon our initial success** with reinsurance and SPACs
- Expands addressable market beyond SPACs to encompass a **larger universe of opportunities** including reverse mergers and sponsoring startups
- Offers **enhanced flexibility** to capitalize on asymmetric risk/reward opportunities
- Fortifies our strategy of leveraging the team's proven experience **running, sponsoring and creating innovative structures** for growing businesses

# CURRENT DE-SPACS

## FG New America Acquisition Corp. now operates as OppFi, Inc.

(NYSE: OPFI)

Business Combination Agreement with OppFi closed on 7.20.2021

OppFi's Class A common stock and warrants began trading on the NYSE under the ticker symbols "OPFI" and "OPFI WS," respectively, on 7.21.2021

**FG Financial Group Received:[1]**

861,690 Class A Common Shares

358,419 Class A Warrants

## Aldel Financial Inc. now operates as Hagerty

(NYSE: HGTY)

Business Combination Agreement with Hagerty, including $704 million PIPE, closed on 12.2.2021

Hagerty's Class A common stock and warrants began trading on the NYSE under the ticker symbols "HGTY" and "HGTY WS," respectively, on 12.3.2021

**FG Financial Group Received:[1,2]**

533,000 Shares

321,000 $15 Warrants

[1] Approximate exposure received through subsidiaries.

[2] Does not represent current ownership.

# FG SPAC PLATFORM SPONSOR IPOS

## FG Merger Corp.

(Nasdaq: FGMCU)

FG Merger Corp. completed an $80.5M IPO in March 2022

### FG Financial Group Owns:*

820,000 Common Shares

989,000 $11.50 Warrants

85,000 $15 Warrants

## FG Acquisition Corp.

(TSX: FGAA.V)

FG Acquisition Corp. completed a $115M IPO in Canada in April 2022

### FG Financial Group Owns:*

819,000 Common Shares
1,400,000 $11.50 Warrants
440,000 $15 Warrants

AND[1]

Either:
- 1,600,000 $11.50 Warrants
- OR
- $2M Cash

OR

A Combination of the Two

* Approximate exposure through subsidiaries. As of June 30, 2022.

[1] Based on certain adjustment provisions and the level of redemptions of FG Acquisition Corp.'s publicly traded warrants at the time of a merger.

# SECURITIES INFORMATION

## Common Stock: FGF*

| | |
|---|---|
| Shares Issued & Outstanding | 9,369,040 |
| Unvested RSUs/Options | 402,815 |
| Equity Award Agreement | 370,000 |
| Fully Diluted Shares | 10,141,855 |
| Float | 3,757,000 |

## Preferred Stock: FGFPP

8.00%
Cumulative Preferred, Series A

Shares Outstanding
894,580*

Par Value
$25.00

*Data as of September 13, 2022

# INVESTMENT HIGHLIGHTS

## Growing Reinsurance, Asset Management and Merchant Banking businesses with experienced management team

- **Momentum building flywheel strategy** of Reinsurance, Asset Management and Merchant Banking supports **long-term value creation**
- Growing reinsurance business in a hard market experiencing continued **upward pressure on reinsurance rates**
- **Merchant Banking** division builds upon our success in reinsurance and SPACs
- Several initiatives to **grow assets under management** underway
- Reinsurance, Asset Management and Merchant Banking **team focused on capital allocation** and **asymmetrical risk/reward** opportunities